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                       BERGER INSTITUTIONAL PRODUCTS TRUST
                     Berger IPT - Small Company Growth Fund

                          SUPPLEMENT DATED MAY 24, 2000
                                       TO
                          PROSPECTUS DATED MAY 1, 2000

         Effective June 5, 2000, Jay W. Tracey III will join Berger LLC ("Berger") as Executive Vice President and Chief Investment Officer. Mr. Tracey comes to Berger from OppenheimerFunds, Inc. where he was Vice President and portfolio manager of the Oppenheimer Enterprise Fund since its inception in November, 1995. Mr. Tracey has more than 23 years of experience in the investment management industry.

         Also effective June 5, 2000, Berger Senior Vice President Mark S. Sunderhuse will become Executive Vice President of Berger, at which time Messrs. Tracey and Sunderhuse will serve as interim managers of the Berger IPT - Small Company Growth Fund, succeeding former manager Amy K. Selner. Effective immediately, Mr. Sunderhuse will manage the Berger IPT - Small Company Growth Fund until the arrival of Mr. Tracey on June 5, 2000.

         The Investment Manager section on page 12 of the Prospectus is amended accordingly.